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                                                                    Exhibit 23.1

                              ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated
April 12, 2000 included in Semtech Corporation's Form 10-K for the year ended January 30, 2000 and to all references to our Firm included in this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Los Angeles, California
November 21, 2000